EXHIBIT 10.1

EXECUTION VERSION

INCREMENTAL REVOLVER SUPPLEMENT

THIS INCREMENTAL REVOLVER SUPPLEMENT is dated as of June 3, 2008, by and among RAINBOW NATIONAL SERVICES LLC, a Delaware limited liability company (the “Company”), the banks which are parties hereto (together with their respective successors and assigns, each an “Incremental Revolver Lender (June 2008)” and collectively, the “Incremental Revolver Lenders (June 2008)”) and JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”).

WHEREAS, the Company, certain of its subsidiaries named therein, the several banks whose names are set forth on the signature pages thereof, and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 5, 2006 (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”; unless otherwise defined herein, all capitalized terms used in this Incremental Revolver Supplement shall have the meanings ascribed thereto in the Credit Agreement), which Credit Agreement grants the Company, the Incremental Revolver Lenders (June 2008) and the Administrative Agent an option to establish a separate tranche of commitments and loans subject, among other things, to the execution and delivery of an Incremental Facility Supplement; and

WHEREAS, this Incremental Revolver Supplement is an “Incremental Facility Supplement” as such term is defined in the Credit Agreement.

NOW, THEREFORE, pursuant to Section 2.14 of the Credit Agreement, and in consideration of the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

1.                                       Definitions.  As used herein, the following terms shall have the following meanings:

(a)                                  “Applicable Incremental Revolver Percentage (June 2008)” means with respect to any Incremental Revolver Lender (June 2008) at any time, such Incremental Revolver Lender (June 2008)’s Applicable Percentage in respect of the Incremental Revolver Facility (June 2008) at such time.

(b)                                 “Availability Period (June 2008)” means in respect of the Incremental Revolver Facility (June 2008), the period from and including the Incremental Revolver Facility Closing Date to the earliest of (i) Incremental Revolver Facility (June 2008) Maturity Date, (ii) the date of termination of the Incremental Revolver Commitments (June 2008) pursuant to Section 7 of this Incremental Revolver Supplement, and (iii) the date on which the commitments of the Incremental Revolver Lenders (June 2008) are terminated in accordance with the provisions of Section 8.02 of the Credit Agreement.

(c)                                  “Eligible Assignee” means, with respect to any assignment of any Incremental Revolver Commitment (June 2008) or Incremental Revolver Loan (June 2008), (a) an Incremental Revolver Lender (June 2008), (b) a Revolving Credit Lender, (c) an Affiliate of an Incremental Revolver Lender (June 2008) or a Revolving Credit Lender, and (d) any other Person (other than a natural person) approved by (i) the Administrative Agent, and (ii) unless an Event of Default has occurred and is continuing, the Company (each such approval not to be unreasonably withheld or delayed); provided that, in each case, notwithstanding the foregoing, “Eligible Assignee” shall not include the Company or any of the Company’s Affiliates or Subsidiaries.

(d)                                 “Incremental Revolver Borrowing (June 2008)” means an Incremental Facility Borrowing with respect to the Incremental Revolver Facility (June 2008).

(e)                                  “Incremental Revolver Commitment (June 2008)” means, as to each Incremental Revolver Lender (June 2008), its Incremental Facility Commitment (June 2008) in respect of the Incremental Revolver Facility (June 2008), each of which is an “Incremental Facility Commitment” as such term is defined in the Credit Agreement.  The initial Incremental Revolver Commitment (June 2008) of each Incremental Revolver Lender (June 2008) is set forth opposite such Incremental Revolver Lender (June 2008)’s name on Schedule I hereto under the caption “Incremental Revolver Commitment (June 2008)” or opposite such caption in the Assignment and Assumption pursuant to which such Incremental Revolver Lender (June 2008) Lender becomes a party to the Credit Agreement, as applicable, as such amount may be adjusted from time to time in accordance with this Incremental Revolver Supplement and the Credit Agreement.

(f)                                    “Incremental Revolver Facility (June 2008)” means the Incremental Facility established pursuant to this Incremental Revolver Supplement and Section 2.14 of the Credit Agreement.

(g)                                 “Incremental Revolver Facility (June 2008) Closing Date” means June [3], 2008, which is the “Incremental Facility Closing Date” (as such term is defined in the Credit Agreement) in respect of the Incremental Revolver Facility (June 2008).

(h)                                 “Incremental Revolver Facility (June 2008) Maturity Date” means June 30, 2012, which date is the “Maturity Date” (as such term is defined in the Credit Agreement) for the Incremental Revolver Facility (June 2008).

(i)                                     “Incremental Revolver Loan (June 2008)” has the meaning set forth in Section 2 hereof, each of which is an “Incremental Facility Loan” and a “Loan” as those terms are defined in the Credit Agreement.

(j)                                     “Incremental Revolver Lender (June 2008)” means any Incremental Facility Lender with respect to the Incremental Revolver Facility (June 2008), each of which is an “Incremental Facility Lender” and a “Lender” as those terms are defined in the Credit Agreement.

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(k)                                  “Total Incremental Revolver Outstandings (June 2008)” means the aggregate Outstanding Amount of all Incremental Revolver Loans (June 2008).

2.                                       Incremental Revolver Borrowings (June 2008).  Subject to the terms and conditions set forth herein and in the Credit Agreement, each Incremental Revolver Lender (June 2008) severally agrees to make loans (each such loan, an “Incremental Revolver Loan (June 2008)”) to the Company from time to time on any Business Day during the Availability Period (June 2008), in an aggregate amount not to exceed at any time outstanding the amount of such Lender’s Incremental Revolver Commitment (June 2008); provided, however, that after giving effect to any Incremental Revolver Borrowing (June 2008), (i) the Total Incremental Revolver Outstandings (June 2008) shall not exceed the Incremental Revolver Facility (June 2008), and (ii) the aggregate Outstanding Amount of the Incremental Revolver Loans (June 2008) of any Incremental Revolver Lender (June 2008) shall not exceed such Incremental Revolver Lender (June 2008)’s Incremental Revolver Commitment (June 2008).  Within the limits of each Incremental Revolver Lender (June 2008)’s Incremental Revolver Commitment (June 2008), and subject to the other terms and conditions of this Incremental Revolver Supplement and the Credit Agreement, the Company may borrow, prepay, and re-borrow Incremental Revolver Loans (June 2008)  in accordance with this Incremental Revolver Supplement and the Credit Agreement.  Incremental Revolver Loans (June 2008) may be Base Rate Loans or Eurodollar Rate Loans as further provided herein or in the Credit Agreement.

3.                                       Borrowing, Conversions and Continuations of Incremental Revolver Loans (June 2008).  Each Incremental Revolver Borrowing (June 2008), each conversion of Incremental Revolver Loans (June 2008) from one Type to the other, and each continuation of Eurodollar Rate Loans in respect of the Incremental Revolver Facility (June 2008) shall be made in the same manner as set forth in Section 2.02 of the Credit Agreement with regard to Revolving Credit Borrowings and Revolving Credit Loans except as set forth herein or as the context otherwise requires.  After giving effect to all Incremental Revolver Borrowings (June 2008), all conversions of Incremental Revolver Loans (June 2008) from one Type to the other, and all continuations of Incremental Revolver Loans (June 2008) as the same Type, there shall not be more than twelve (12) Interest Periods in effect in respect of the Incremental Revolver Facility (June 2008).

4.                                       Repayment of Incremental Revolver Loans (June 2008).  The Company shall repay to the Incremental Revolver Lenders (June 2008) on the Incremental Revolver Facility (June 2008) Maturity Date the aggregate principal amount of all Incremental Revolver Loans (June 2008) outstanding on such date.  Any unpaid principal and interest of the Incremental Revolver Loans (June 2008) and any other outstanding Obligations under any of the Incremental Revolver Commitments (June 2008) shall be due and payable in full on the Incremental Revolver Facility (June 2008) Maturity Date as set forth herein.

5.                                       Optional Prepayments.  The Company may, upon notice to the Administrative Agent, at any time or from time to time voluntarily prepay Incremental Revolver Loans (June 2008) in whole or in part without premium or penalty in the same manner as set forth in Section 2.04(a) of the Credit Agreement with regard to Revolving Credit Loans.

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6.                                       Mandatory Prepayments.  The Company shall make mandatory prepayments of the Incremental Revolver Loans (June 2008) in accordance with the provisions of Section 2.04(b) of the Credit Agreement.  Each prepayment of Loans pursuant to the provisions of Section 2.04(b) of the Credit Agreement shall be applied, first, ratably to the Term A Facility and to the principal repayment installments thereof on a pro-rata basis and, second, on a pro rata basis, to the aggregate of (i) the Revolving Credit Facility in the manner set forth in clause (vi) of Section 2.04(b) of the Credit Agreement, and (ii) the Incremental Revolver Facility (June 2008).  In addition, if for any reason the Total Incremental Revolver Outstandings (June 2008) at any time exceed the Incremental Revolver Facility (June 2008) at such time, the Company shall immediately prepay Incremental Revolver Loans (June 2008) in an aggregate amount equal to such excess.

7.                                       Termination or Reduction of Incremental Revolver Commitments (June 2008).  The Company may, upon notice to the Administrative Agent, terminate the Incremental Revolver Facility (June 2008), or from time to time permanently reduce the Incremental Revolver Facility (June 2008); provided that (i) any such notice shall be received by the Administrative Agent not later than 11:00 a.m. five Business Days prior to the date of termination or reduction, (ii) any such partial reduction shall be in an aggregate amount of $5,000,000 or any whole multiple of $1,000,000 in excess thereof and (iii) the Company shall not terminate or reduce the Incremental Revolver Facility (June 2008) if, after giving effect thereto and to any concurrent prepayments made under this Incremental Revolver Supplement or the Credit Agreement, the Total Incremental Revolver Outstandings (June 2008) would exceed the Incremental Revolver Facility (June 2008).  The Administrative Agent will promptly notify the Incremental Revolver Lenders (June 2008) of any termination or reduction of the Incremental Revolver Facility (June 2008) hereunder.  Upon any reduction of the Incremental Revolver Facility (June 2008), the Incremental Revolver Commitment (June 2008) of each Incremental Revolver Lender (June 2008) shall be reduced by such Incremental Revolver Lender (June 2008)’s Applicable Incremental Revolver Percentage (June 2008) of such reduction amount.  All fees in respect of the Incremental Revolver Facility (June 2008) accrued until the effective date of any termination of the Incremental Revolver Facility (June 2008) shall be paid on the effective date of such termination.

8.                                       Incremental Revolver (June 2008) Commitment Fee.  The Company shall pay to the Administrative Agent for the account of each Incremental Revolver Lender (June 2008) in accordance with its Applicable Incremental Revolver Percentage (June 2008), a commitment fee (the “Incremental Revolver (June 2008) Commitment Fee”) on the actual daily amount by which the amount of the total Incremental Revolver Commitments (June 2008) exceeds the Total Incremental Revolver Outstandings (June 2008) at a rate equal to 0.375% per annum multiplied by such excess amount.  The Incremental Revolver (June 2008) Commitment Fee shall accrue at all times during the Availability Period (June 2008), including at any time during which one or more of the conditions in Section 12 hereof or in Article V of the Credit Agreement is not met, and shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the date upon which this Incremental Revolver Supplement is executed, and on the last day of the Availability Period (June 2008).  Notwithstanding anything to the contrary contained in the Credit

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Agreement, the Company hereby agrees that the aggregate amount of Incremental Revolver (June 2008) Commitment Fees accrued hereunder during any period shall be included in the calculation of Total Interest Expense for such period.

9.                                       Obligations of Lenders Several; Defaulting Lender.  The obligations of the Incremental Revolver Lenders (June 2008) to make Incremental Revolver Loans (June 2008) are several and not joint.  The failure of any Incremental Revolver Lender (June 2008) to make any Incremental Revolver Loan (June 2008) shall not relieve any other Incremental Revolver Lender (June 2008) of its corresponding obligation to do so on such date, and no Incremental Revolver Lender (June 2008) shall be responsible for the failure of any other Incremental Revolver Lender (June 2008) to so make its Incremental Revolver Loans (June 2008).  Any Incremental Revolver Lender (June 2008) that has failed to fund any portion of the Incremental Revolver Loans (June 2008) required to be funded by it hereunder or under the Credit Agreement within one Business Day of the date required to be funded by it hereunder or under the Credit Agreement shall be considered a Defaulting Lender for purposes of the Incremental Revolver Facility (June 2008) as the term “Defaulting Lender” is used herein and in the Credit Agreement.

10.                                 Applicable Rate.  The Applicable Rate with respect to the Incremental Revolver Facility (June 2008) shall be 1.00% for Base Rate Loans and 2.00% for Eurodollar Rate Loans.

11.                                 Amendments to Credit Agreement.  By their signatures set forth below, the Required Lenders hereby approve the following amendments to the Credit Agreement:

(a)                                  Section 1.01 of the Credit Agreement, Certain Defined Terms, is hereby modified and amended by adding the following sentence at the end of the definition of “Revolving Credit Commitment”:  “Notwithstanding anything to the contrary contained herein, for purposes of the definition of Required Lenders only, the term ‘Revolving Credit Commitment’ shall mean, as to each Revolving Credit Lender, its Revolving Credit Commitment, and as to each Incremental Revolver Lender (June 2008), its Incremental Revolver Commitment (June 2008).”

(b)                                 Section 2.14 of the Credit Agreement, Incremental Facility, is hereby modified and amended by deleting clause (i) from subsection (b) of such Section in its entirety and substituting the following in lieu thereof:  “(i) other than the Incremental Revolver Facility (June 2008), shall have a weighted average life to maturity equal to or greater than the weighted average life to maturity of the Term A Facility”.

12.                                 Conditions Precedent to the Making of Initial Incremental Revolver Loans (June 2008) and Effectiveness of this Incremental Revolver Supplement.  The obligation of each Incremental Revolver Lender (June 2008) to make an initial Incremental Revolver Loan (June 2008) hereunder, and the effectiveness of the amendments to the Credit Agreement set forth in Section 11 hereof, are subject to the satisfaction of the following conditions precedent on or prior to the date of the making of such Incremental Revolver Loan (June 2008):

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(a)                                  Execution of Required Documentation.  The Administrative Agent’s receipt of the following, each of which shall be originals or telecopies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the Company, each dated as of the Incremental Facility (June 2008) Closing Date (or, in the case of certificates of governmental officials, a recent date before the Incremental Facility (June 2008) Closing Date) and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Incremental Revolver Lenders (June 2008):

(i)                           this Incremental Revolver Supplement duly executed and delivered by each of the Company, the Incremental Revolver Lenders (June 2008), the Required Lenders (as determined prior to giving effect to this Incremental Revolver Supplement) and the Administrative Agent; and

(ii)                        an Incremental Facility Note in respect of the Incremental Revolver Facility (June 2008) executed by the Company in favor of each Incremental Revolver Lender (June 2008) requesting an Incremental Facility Note.

(b)                                 Signatures.  The Company shall have certified to the Administrative Agent (with copies to be provided for each Incremental Revolver Lender (June 2008)) the name and signature of each of the persons authorized (i) to sign on its respective behalf this Incremental Revolver Supplement and the Incremental Facility Notes; and (ii) to borrow under this Incremental Revolver Supplement and the Credit Agreement.  The Incremental Revolver Lenders (June 2008) may conclusively rely on such certifications until they receive notice in writing from the Company to the contrary.

(c)                                  Proof of Action.  The Administrative Agent shall have received certified copies of all necessary action taken by the Company to authorize the execution, delivery and performance of this Incremental Revolver Supplement.

(d)                                 Closing Certificate.  The Incremental Revolver Lenders (June 2008) shall have received a certificate from the Company stating that (i) no Default or Event of Default shall have occurred and be continuing as of the Incremental Facility (June 2008) Closing Date in respect of the Incremental Revolver Facility (June 2008) or would result from the proposed Incremental Revolver Loans (June 2008) or from the application of proceeds thereof; (ii) the representations and warranties of the Company and each other Loan Party under the Credit Agreement or any other Loan Document, or which are contained in any document furnished on or before the Incremental Facility (June 2008) Closing Date under or in connection herewith or therewith, shall be true and correct, in all material respects, on and as of the Incremental Facility (June 2008) Closing Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct, in all material respects, as of such earlier date, and except that for purposes of this 11(d), the representations and warranties contained in Section 6.04(a) and 6.04(b) of the Credit Agreement shall be deemed

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to refer to the most recent statements furnished pursuant to Section 7.01(a) and 7.01(b) of the Credit Agreement, respectively; and (iii) since December 31, 2007, no event or condition has occurred which has had, or which could reasonably be expected to have, a Materially Adverse Effect.

(e)                                  Opinions of Counsel to the Company.  The Incremental Revolver Lenders (June 2008) shall have received favorable opinions of:

(i)            Victoria D. Salhus, Esq., Senior Vice President, Deputy General Counsel and Secretary for the Company and the Restricted Subsidiaries in form and substance reasonably satisfactory to the Joint Lead Arrangers; and

(ii)           Sullivan & Cromwell LLP, special New York counsel to the Company and the Restricted Subsidiaries in form and substance reasonably satisfactory to the Joint Lead Arrangers;

and covering such other matters as any Incremental Revolver Lender (June 2008) or special New York counsel to the Administrative Agent, Paul, Hastings, Janofsky & Walker LLP, may reasonably request (and for purposes of such opinions such counsel may rely upon opinions of counsel in other jurisdictions, provided that such other counsel are satisfactory to special counsel to the Administrative Agent and such other opinions state that the Incremental Revolver Lenders (June 2008) are entitled to rely thereon).

(f)                                    Compliance Certificate.  The Incremental Revolver Lenders (June 2008) shall have received a Compliance Certificate showing that, after giving effect to this Incremental Revolver Supplement and the Indebtedness contemplated to be incurred by the Company on the Incremental Facility (June 2008) Closing Date in respect of the Incremental Revolver Facility (June 2008) and the use of proceeds thereof, the Company is in compliance with the provisions of this Incremental Revolver Supplement and the Credit Agreement on a pro forma basis as of the Incremental Facility (June 2008) Closing Date.

(g)                                 Other Documents.  Such other documents, filings, instruments and papers relating to the documents referred to herein and the transactions contemplated hereby (including officer’s certificates of the Company and each Restricted Subsidiary bringing down the representations made on the Closing Date with respect to the organizational documents of such Persons), as any Incremental Revolver Lender (June 2008) or special counsel to the Administrative Agent shall reasonably require shall have been received by the Administrative Agent.

(h)                                 Certain Fees.  All fees required to be paid to the Administrative Agent and the Incremental Revolver Lenders (June 2008) on or before the Incremental Facility (June 2008) Closing Date shall have been paid.  Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent properly invoiced prior to or on the Incremental Facility (June 2008) Closing Date, plus

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such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).

(i)                                     Revised Financial Projections.  The Incremental Revolver Lenders (June 2008) shall have received revised financial projections, which shall be in form and substance reasonably satisfactory to the Administrative Agent and which shall demonstrate the Company’s ability to timely repay the Incremental Revolver Facility (June 2008) and any Incremental Revolver Loans (June 2008) thereunder and to comply with the terms and conditions of this Incremental Revolver Supplement, the Credit Agreement and the other Loan Documents

Without limiting the generality of the provisions of Section 9.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 12, each Incremental Revolver Lender (June 2008) that has signed this Incremental Revolver Supplement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to an Incremental Revolver Lender (June 2008) unless the Administrative Agent shall have received notice from such Incremental Revolver Lender (June 2008) prior to the Incremental Facility (June 2008) Closing Date specifying its objection thereto.

13.                                 Conditions to all Credit Extensions.  The obligation of each Incremental Revolver Lender (June 2008) to make each Credit Extension in respect of the Incremental Revolver Facility (June 2008) under this Incremental Revolver Supplement and the Credit Agreement is subject to the additional conditions precedent set forth in Section 5.02 of the Credit Agreement.  Notwithstanding anything to the contrary contained in the Credit Agreement, to the extent that such conditions require the delivery of a Request for Credit Extension in respect of any Incremental Revolver Loans, such condition shall be satisfied by the delivery of a notice of Incremental Revolver Borrowing, which shall be in the form of a Committed Loan Notice.

14.                                 Joinder.  By executing and delivering this Incremental Revolver Supplement, and upon satisfaction of the conditions set forth in Section 12 hereof and Section 2.14 of the Credit Agreement, each Incremental Revolver Lender (June 2008) hereby (a) becomes a party to the Credit Agreement as a “Lender” thereunder with the same force and effect as if originally named therein as a Lender, and (b) expressly, irrevocably and absolutely assumes all obligations and liabilities of a “Lender” under the Credit Agreement (as supplemented hereby).  Each reference to a “Lender” in the Credit Agreement shall be deemed to include each Incremental Revolver Lender (June 2008).  By executing and delivering this Incremental Revolver Supplement, the Company hereby (x) promises to repay all of the Incremental Revolver Loans (June 2008) as “Incremental Facility Loans” under the Credit Agreement on the Maturity Date applicable thereto, (y) agrees that the Incremental Revolver Loans (June 2008) are “Obligations” under the Credit Agreement and secured by all of the Collateral, and (z) the Incremental Revolver Lenders (June

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2008) are entitled to all rights, remedies and privileges as Lenders under the Loan Documents.

15.                                 Assignments.  Any Incremental Revolver Lender (June 2008) may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations under this Incremental Revolver Supplement and the Credit Agreement (including all or a portion of its Incremental Revolver Commitment (June 2008) and the Incremental Revolver Loans (June 2008) at the time owing to it); provided that any such assignment shall be subject to the conditions set forth in Section 10.06(b) of the Credit Agreement with respect to assignments of Revolving Credit Commitments and Revolving Credit Loans.

16.                                 Terms Incorporated.  All of the terms and conditions of the Credit Agreement are hereby incorporated in this Incremental Revolver Supplement by reference thereto as fully and to the same extent as if set forth herein, and the Credit Agreement, as amended and supplemented hereby, is hereby ratified, approved and confirmed as of the date hereof.

17.                                 Counterparts.  This Incremental Revolver Supplement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

18.                                 GOVERNING LAW.  THIS INCREMENTAL REVOLVER SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

19.                                 Loan Document.  This Incremental Revolver Supplement is a Loan Document.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Incremental Revolver Supplement to be duly executed as of the day and year first above written.

RAINBOW NATIONAL SERVICES LLC

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

BANK OF AMERICA, N.A.,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

CITIBANK, N.A.,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

MORGAN STANLEY BANK,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

FORTIS CAPITAL CORP.,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

MERRILL LYNCH BANK USA,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

THE ROYAL BANK OF SCOTLAND PLC,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

THE BANK OF NOVA SCOTIA,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

GENERAL ELECTRIC CAPITAL CORPORATION,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

UNION BANK OF CALIFORNIA,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

BNP PARIBAS,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

SUNTRUST BANK,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

U.S. BANK NATIONAL ASSOCIATION,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

GOLDMAN SACHS CREDIT PARTNERS L.P.,
as Incremental Revolver Lender (June 2008)

By
Name:
Title:

INCREMENTAL REVOLVER SUPPLEMENT

SCHEDULE I
TO
INCREMENTAL REVOLVER SUPPLEMENT

INCREMENTAL REVOLVER COMMITMENTS (JUNE 2008) AND APPLICABLE PERCENTAGES

Incremental Revolver Lenders (June 2008)	Incremental Revolver Commitment (June 2008)

Bank of America, N.A.	$20,000,000	7.142857142%
Citibank, N.A.	$20,000,000	7.142857142%
Morgan Stanley Bank	$20,000,000	7.142857142%
Fortis Bank SA/NV, New York Branch	$20,000,000	7.142857142%
Deutsche Bank Trust Company Americas	$20,000,000	7.142857142%
Merrill Lynch Bank USA	$20,000,000	7.142857142%
The Royal Bank of Scotland PLC	$20,000,000	7.142857142%
The Bank of Nova Scotia	$20,000,000	7.142857142%
General Electric Capital Corporation	$20,000,000	7.142857142%
Union Bank of California	$20,000,000	7.142857142%
BNP Paribas	$20,000,000	7.142857142%
SunTrust Bank	$20,000,000	7.142857142%
U.S. Bank National Association	$20,000,000	7.142857142%
Goldman Sachs Credit Partners L.P.	$20,000,000	7.142857142%
Total:	$280,000,000	100%